                          STATEMENT FROM THE CHAIRMAN

Associates First Capital Corporation has made a commitment that we will do our utmost to deliver reliable, consistent results over time. This Supplement to our 1998 Annual Report provides information that will demonstrate how we have met that commitment in each of our lines of business. We are proud of our track record and our employees who have produced it. Most of all, we are grateful to our customers, who make it possible.


/s/ KEITH W. HUGHES

Keith W. Hughes
Chairman and Chief Executive Officer

Stock Performance. The Associates is the largest publicly traded finance company in the United States. The Company's Class A common stock is listed on the New York Stock Exchange under the symbol "AFS." The chart below shows the performance of AFS stock and of the S&P 500 since the Company's initial public offering in 1996.


                           [STOCK PERFORMANCE GRAPH]


Annual Supplement. This report is a supplement to the Annual Report of Associates First Capital Corporation for 1998 and should be used only with such Annual Report. A copy of the 1998 Annual Report may be obtained by calling 1-888-NYSE-AFS.

Additional Information. To learn more about the Associates, visit the Company's website at http://www.theassociates.com or call 1-888-NYSE-AFS. Securities analysts and institutional investors may contact the Company's Investor Relations department at (972) 652-7294.

                                    CONTENTS

        1       Summary of Key Data

        3       Key Products

        5       Summary of Key Business Segment Data - Managed Basis


                Five Year Financial Trends

        9       Selected Earnings Information - Managed Basis

        11      Selected Balance Sheet Information

        13      Managed Receivables

        15      Credit Quality - Managed Basis

        17      Funding and Capital


                Five Year Product Line Trends

        19      Home Equity Receivables

        21      Personal Loans/Retail Sales Finance Receivables

        23      Truck and Truck Trailer Receivables

        25      Credit Card Receivables

        27      Equipment Receivables

        29      Manufactured Housing Receivables

        31      Insurance Statistical Data


                Eight Quarter Financial Trends (unaudited)

        33      Selected Earnings Information - Managed Basis

        35      Selected Balance Sheet Information

        37      Managed Receivables

        39      Credit Quality - Managed Basis

        41      Summary of Information by Country

                              SUMMARY OF KEY DATA


(Dollar Amounts in Millions, Except Per Share Amounts)

Year Ended or at December 31                         1994            1995            1996            1997            1998
                                                  ----------      ----------      ----------      ----------      ----------

MANAGED RECEIVABLES                               $ 33,685.7      $ 39,702.5      $ 48,622.8      $ 58,406.5      $ 71,364.3

Growth                                               5,391.0         6,016.8         8,920.3         9,783.7        12,957.8

Growth Rate                                             19.1%           17.9%           22.5%           20.1%           22.2%

Internal Growth as a % of Total Growth                  90.5            95.0            49.8            63.0            60.4

% of Average Managed Receivables (AMR)
        Net Interest Margin                             9.00%           9.22%           9.20%(1)        9.06%           8.91%
        Net Credit Losses                               1.64            1.70            2.00            2.32            2.43

Allowance for Losses                              $  1,061.6      $  1,268.6      $  1,563.1      $  1,949.9      $  1,978.7

-% of Net Receivables (Owned)                           3.15%           3.20%           3.36%           3.53%           3.25%

Loss Coverage Ratio (2)                                 2.09x           2.03x           1.77x           1.59x           1.74x

Efficiency Ratio                                        46.7%           46.3%           44.5%           43.5%           43.7%

Net Income                                        $    603.3      $    723.1      $    857.0      $  1,031.7      $  1,223.5

-% Growth                                                 22%             20%             19%             20%             19%

EPS (Diluted) (3)                                                 $     1.04      $     1.23      $     1.48      $     1.75

-% Growth                                                                                 19%             20%             18%


Return on Average Adjusted Equity (4)                  19.66%          20.26%          20.94%          21.10%          20.30%

Return on Average Managed Assets                        1.85            1.89            1.89            1.86            1.78


PORTFOLIO MIX

Managed Receivables

        - Secured vs. Unsecured


               1994      1998
               ----      ----
Unsecured      28%       31%

Secured        72%       69%


(1) Excludes the effect of the dividend related to the Company's initial public offering. (See footnote 4 on page 60 of the Annual Report for additional information.)
(2)  See footnote 6 on page 60 of the Annual Report for additional information.
(3)  See footnote 1 on page 60 of the Annual Report for additional information.
(4)  Excludes push-down goodwill.

                                  [PIE CHART]

                                    DIVERSIFIED PORTFOLIO
                                     MANAGED RECEIVABLES
                                            1998
                                           ------
Credit Card                                 14.4%

Equipment                                    8.6%

Fleet leasing                                2.2%

Home Equity                                 31.7%

Manufactured Housing                         7.3%

Personal Loans/Retail
  Sales Finance                             16.0%

Recreational Vehicles                        2.9%

Truck & Truck Trailer Sales                 15.1%

Other                                        1.8%

                                    [GRAPH]

          MANAGED RECEIVABLES      GROWTH
           ($ in billions)          RATE
           ---------------         ------
1994           $33.7               19.1%

1995           $39.7               17.9%

1996           $48.6               22.5%

1997           $58.4               20.1%

1998           $71.4               22.2%


                                    [GRAPH]

                   BALANCED GROWTH
                  MANAGED RECEIVABLES

                         CAGR
                    ($ in billions)
                    ---------------

Home Equity              16%

Personal Loans/
  Retail Sales
  Finance                21%

Truck & Truck
  Trailer                12%

Credit Card              26%

Equipment                20%

Manufactured
  Housing                33%

Fleet Leasing
  & Other                91%


                                    [CHART]


       COMPLEMENTARY SOURCES
            OF GROWTH
        MANAGED RECEIVABLES    % ACQ.
        -------------------    ------
          ($ in billions)
1994           $ 5.4            9.5%

1995           $ 6.0            5.0%

1996           $ 8.9           50.2%

1997           $ 9.8           37.0%

1998           $13.0           39.6%

                                    [CHART]

                        CONSISTENT EARNINGS IMPROVEMENT
                          NET INCOME/RETURN ON AVERAGE
                               ADJUSTED EQUITY
                   --------------------------------------
                     RETURN ON
                   AVERAGE ADJUSTED                NET
                       EQUITY                     INCOME
                   ----------------             ---------
                                 ($ in millions)
1994                     19.7%                    $ 603.3

1995                     20.3%                    $ 723.1

1996                     20.9%                    $ 857.0

1997                     21.1%                    $1,031.7

1998                     20.3%                    $1,223.5

                                  KEY PRODUCTS


Eighty years ago, The Associates was founded in South Bend, Indiana, to finance the purchase of automobiles. Today, the Company offers a tremendous diversity of financial services in 16 markets world-wide. Through its U.S. consumer, credit card, commercial and international operating units, its primary products and services include:


------------------------------------------------------------------------------------------------------------------------
                                                              PERSONAL LOANS/               TRUCK AND
                              HOME EQUITY                   RETAIL SALES FINANCE            TRUCK TRAILER
------------------------------------------------------------------------------------------------------------------------

PRODUCTS OFFERED:             Installment loans             Installment loans                Retail installment
                                                                                             loans
                              Lines of credit               Revolving credit
                                                                                             Leasing
                              First mortgages               Auto finance
                                                                                             Dealer financing
                              Second mortgages              Home improvement                   o Wholesale (inventory)
                                                                                               o Factoring
                              Credit-related insurance      Retail sales finance               o Business loans
                                                              o Direct
                                                              o Indirect                     Truck trailer rental

                                                            Credit-related insurance         New and used financing

                                                                                             Credit-related insurance

                                                                                             Property and casualty
                                                                                             insurance

                                                                                             Cargo insurance

------------------------------------------------------------------------------------------------------------------------

DELIVERY:                     3,700 branches                 3,700 branches                  37 branches

                              Centralized lending            Centralized lending             Centralized operations

                              3 regional service centers                                     21 regional truck
                                                                                             trailer rental offices
                              44 district sales offices

------------------------------------------------------------------------------------------------------------------------

COUNTRIES:                    Australia                      Australia                       Canada

                              Canada                         Canada                          Japan

                              Costa Rica                     Costa Rica                      Mexico

                              Hong Kong                      Hong Kong                       Puerto Rico

                              Japan                          India                           United Kingdom

                              Mexico                         Japan                           United States

                              New Zealand                    Mexico

                              Puerto Rico                    New Zealand

                              Spain                          Puerto Rico

                              United Kingdom                 Spain

                              United States                  Sweden

                                                             Taiwan

                                                             United Kingdom

                                                             United States

------------------------------------------------------------------------------------------------------------------------

(Note: Includes January 6, 1999 acquisition of Avco Financial Services. The Company's recreational vehicle finance operation is not included because it was sold during the first quarter of 1999.)

------------------------------------------------------------------------------------------------------------------------------------
                                                        MANUFACTURED                                            WAREHOUSE
CREDIT CARDS                  EQUIPMENT                    HOUSING                 AUTO FLEET LEASING            AND OTHER
------------------------------------------------------------------------------------------------------------------------------------
Bankcards                  Retail installment         Retail financing              Auto and light          Lines of credit to real
  o   Visa                 loans                                                    truck fleets            estate brokers
  o   MasterCard                                      Dealer financing
                           Leasing                      o   Wholesale (inventory)   Vehicle management      Government
Private label                                           o   Factoring               services                guaranteed loans
credit cards               Dealer financing             o   Business loans            o   Purchase
                             o Wholesale (inventory)                                  o   Maintenance       Employee relocation
Auto club services           o Factoring              Credit-related insurance        o   Disposal          services
                             o Business loans                                                                 o Corporate
Point-of-sale network                                 Property-related                                        o Government
services                   Financing for              insurance
                             o Construction                                                                   Municipal financing
Call-center-based              equipment
customer services            o Material handling
                               equipment
Technical help-desk          o Golf carts
application services         o Machine tools
                             o Telecommunications
Credit-related insurance       equipment

                           Credit-related insurance

------------------------------------------------------------------------------------------------------------------------------------

Centralized operations     21 branches                5 regional offices            Centralized U.S. and      Centralized
                                                                                    Canadian operations       operations
9 regional service         Centralized operations     17 sales purchase                                       and regional sales
centers                                               offices                                                 offices
                           19 international offices
                                                      Centralized operations


------------------------------------------------------------------------------------------------------------------------------------

Canada                     Australia                  Canada                        Canada                    Japan

Japan                      Canada                     United States                 United States             United States

United Kingdom             France

United States              Hong Kong

                           India

                           Japan

                           Mexico

                           Puerto Rico

                           United Kingdom

                           United States


------------------------------------------------------------------------------------------------------------------------------------

(Note: Includes January 6, 1999 acquisition of Avco Financial Services. The Company's recreational vehicle finance operation is not included because it was sold during the first quarter of 1999.)

                      SUMMARY OF KEY BUSINESS SEGMENT DATA
                                 MANAGED BASIS


(Dollar Amounts in Millions)
                                Domestic                                        International Finance Segment
                                Consumer   Commercial   ----------------------------------------------------------------------------
                                Finance     Finance                  United                      Other       Segment        Company
At December 31, 1998            Segment     Segment       Japan      Kingdom      Canada     International    Total          Total
                                ---------   ---------   ---------    ---------   ---------     ---------     --------      ---------
MANAGED RECEIVABLES

Home Equity                     $20,470.1   $           $ 1,464.2    $   175.9   $   381.4     $   130.7     $ 2,152.2     $22,622.3
Personal Loans/
        Retail Sales Finance      6,354.6                 3,993.3        252.9       613.5         244.9       5,104.6      11,459.2
Truck and Truck Trailer                      10,651.2                                              132.4         132.4      10,783.6
Credit Card                       9,622.0                    94.7        574.5         5.6                       674.8      10,296.8
Equipment                                     5,757.8                    291.2                      65.0         356.2       6,114.0
Manufactured Housing                          5,193.5                                                                        5,193.5
Recreational Vehicles                         2,036.9                                                                        2,036.9
Auto Fleet Leasing                            1,589.7                                                                        1,589.7
Warehouse and Other                 732.7       493.6        42.0                                                42.0        1,268.3
                                ---------   ---------   ---------    ---------   ---------     ---------     --------      ---------
TOTAL                           $37,179.4   $25,722.7   $ 5,594.2    $ 1,294.5   $ 1,000.5     $   573.0     $8,462.2      $71,364.3
                                =========   =========   =========    =========   =========     =========     =========     =========

The Company has three reportable business segments: domestic consumer finance, commercial finance and international finance. The domestic consumer finance segment includes the Company's U.S. consumer and credit card business units. These business units have been aggregated into one reportable segment in the discussion that follows due to their similar operating characteristics.


Domestic Consumer Finance Segment. The domestic consumer finance segment of the Company offers a variety of consumer financing products and services to customers throughout the United States (excluding Hawaii, which is included in the international finance segment). Finance products and services offered by this segment include home equity and personal loans, retail sales finance, VISA(R)and MasterCard(R)bankcards and private label credit cards and emergency roadside assistance and auto club services. The acquisition of SPS Transaction Services, Inc., in October 1998 further enhanced the segment's consumer and commercial private label credit card product offerings and expanded the segment's product offerings to include point-of-sale network services, call-center-based customer services and technical help-desk application services. In addition, the Company, through certain subsidiaries and third parties, makes available various credit-related and other insurance products to its domestic consumer finance segment customers, including credit life, credit accident and health, accidental death and dismemberment, involuntary unemployment and personal property insurance.

(Dollar Amounts in Millions)
Year Ended or at December 31                                                      1996            1997            1998
                                                                                ----------      ----------      ----------
Finance Receivables                                                             $ 27,145.1      $ 32,338.2      $ 37,179.4

Total Revenue                                                                      4,528.8         5,326.4         5,877.8

Net Interest Margin                                                                2,723.1         3,251.7         3,505.0

  - as a % of Average Managed Receivables (AMR)                                      10.81%          10.67%          10.27%

60+Days Contractual Delinquency as a % of Managed Gross Receivables                   2.95            2.97            3.55

Net Credit Losses as a % of AMR                                                       3.04            3.56            3.62

Segment Earnings                                                                $    810.1      $    891.8      $    997.3

                                    [CHART]


                           MANAGED RECEIVABLES                   SEGMENT EARNINGS
                             ($ in billions)                      ($ in millions)
                          -----------------------           ------------------------
                          1996     1997      1998           1996      1997      1998
                          ----     ----      ----           ----      ----      ----
Domestic Consumer        $27.1     $32.3     $37.2          $810.1    $891.8    $997.3

Commercial               $18.1     $21.8     $25.7          $303.9    $392.1    $471.0

International            $ 3.4     $ 4.3     $ 8.5          $290.6    $356.1    $472.2


                                    [CHART]

                   DOMESTIC CONSUMER FINANCE SEGMENT
              -----------------------------------------
              FINANCE RECEIVABLES      SEGMENT EARNINGS
               ($ in billions)         ($ in millions)
              -------------------      ----------------

1996                $27.1                    $810.1

1997                $32.3                    $891.8

1998                $37.2                    $997.3

Commercial Finance Segment. The commercial finance segment offers a variety of commercial financing products to customers in the United States and Canada. Finance products and services offered by this segment include retail and wholesale financing and leasing products and services for heavy-duty (Class 8) and medium-duty (Classes 3 through 7) trucks and truck trailers and construction, material handling and other industrial and communications equipment. The Company also provides a wide range of retail and wholesale financing products and services to the manufactured housing industry. In addition, the Company engages in a number of other commercial activities, including auto fleet leasing and fleet management services, government guaranteed lending, employee relocation services and municipal finance. Recreational vehicle finance products were also offered until the sale of the Company's recreational vehicle finance operations in the first quarter of 1999. The Company, through certain subsidiaries and third parties, also makes available various credit-related and other insurance products to its commercial finance segment customers, including commercial auto and dealers' open lot physical damage, credit life and motor truck cargo insurance. The Company also offers commercial auto liability insurance in certain states.


(Dollar Amounts in Millions)
Year Ended or at December 31                                                    1996          1997          1998
                                                                              ----------    ----------    ----------
Finance Receivables                                                           $ 18,053.0    $ 21,790.3    $ 25,722.7

Total Revenue                                                                    1,776.2       2,127.0       2,527.1

Net Interest Margin                                                                675.6         849.6         983.9
   - as a % of Average Managed Receivables (AMR)                                    4.20%         4.34%         4.14%

60+Days Contractual Delinquency as a % of Managed Gross Receivables                 1.03          1.04          1.24

Net Credit Losses as a % of AMR                                                     0.34          0.37          0.48

Segment Earnings                                                              $    303.9    $    392.1    $    471.0



International Finance Segment. The international finance segment offers a variety of consumer financing products and services to customers in Japan, Canada, the United Kingdom, Puerto Rico, Hawaii, Mexico, Costa Rica and Taiwan. The Company also offers commercial financing products in the United Kingdom, Puerto Rico and, to a lesser extent, Mexico and Japan. Commercial finance products offered in Canada are managed by and included in the Company's commercial finance segment. The Company, through subsidiaries and other third parties, also offers various credit-related and other insurance products to its international finance segment customers, including credit life, credit accident and health, accidental death and dismemberment, involuntary unemployment and personal property insurance.


(Dollar Amounts in Millions)
Year Ended or at December 31                                                     1996          1997          1998
                                                                              ----------    ----------    ----------

Finance Receivables                                                           $  3,424.7    $  4,278.0    $  8,462.2

Total Revenue                                                                      855.3       1,017.1       1,624.6

Net Interest Margin                                                                664.6         784.7       1,255.9
    - as a % of Average Managed Receivables (AMR)                                  21.09%        20.34%        19.02%

60+Days Contractual Delinquency as a % of Managed Gross Receivables                 1.62          1.93          2.58

Net Credit Losses as a % of AMR                                                     2.14          2.42          3.26

Segment Earnings                                                              $    290.6    $    356.1    $    472.2

                                    [CHART]

                    COMMERCIAL FINANCE SEGMENT
           -----------------------------------------
           FINANCE RECEIVABLES      SEGMENT EARNINGS
            ($ in billions)         ($ in millions)
           -------------------      ----------------

1996           $18.1                    $303.9

1997           $21.8                    $392.1

1998           $25.7                    $471.0



                                    [CHART]

               INTERNATIONAL FINANCE SEGMENT
           -----------------------------------------
           FINANCE RECEIVABLES      SEGMENT EARNINGS
            ($ in billions)         ($ in millions)
           -------------------      ----------------

1996           $ 3.4                    $290.6

1997           $ 4.3                    $356.1

1998           $ 8.5                    $472.2

                           FIVE YEAR FINANCIAL TRENDS
                 SELECTED EARNINGS INFORMATION - MANAGED BASIS


(Dollar Amounts in Millions, Except Per Share Amounts)

Year Ended December 31                                   1994                                             1995
                                     --------------------------------------------         -----------------------------------------
                                       Amount           % Growth        % of AMR           Amount        % Growth        % of AMR
                                     ----------        ----------      ----------         ----------    ----------       ----------
REVENUES
Finance Charges                      $  4,445.2           20%             14.34%          $  5,560.8        25%           15.15%
Insurance Premiums                        329.0           21               1.06                370.6        13             1.01
Investment and Other Income               151.6           13               0.49                175.8        16             0.48
                                     ----------                        --------           ----------                     ------
                                        4,925.8           20              15.89              6,107.2        24            16.64
EXPENSES
Interest Expense                        1,657.3           17               5.34              2,177.9        31             5.93
Operating Expense                       1,456.1           20               4.70              1,754.7        21             4.78
Provision for Losses                      647.1           21               2.09                834.0        29             2.27
Insurance Benefits Paid or Provided       147.9           24               0.48                142.5        (4)            0.39
                                     ----------                        --------           ----------                     ------
                                        3,908.4           19              12.61              4,909.1        26            13.37
                                     ----------                        --------           ----------                     ------
EARNINGS BEFORE PROVISION FOR TAXES     1,017.4           24               3.28              1,198.1        18             3.27
PROVISION FOR INCOME TAXES                414.1           27               1.33                475.0        15             1.30
                                     ----------                        --------           ----------                     ------
NET EARNINGS                         $    603.3           22%              1.95%          $    723.1        20%            1.97%
                                     ==========                        ========           ==========                     ======
EPS (Diluted) (2)                                                                         $     1.04
Average Diluted
        Shares Outstanding (000) (2)                                                         693,309

KEY RATIOS
Net Interest Margin (% AMR)                9.00%                                                9.22%
Efficiency Ratio                          46.66                                                46.34
Effective Tax Rate                        40.70                                                39.64

Return on Average Assets                   1.85                                                 1.89
Return on Average Managed Assets           1.85                                                 1.89
Return on Average Equity                  14.70                                                15.66
Return on Average Adjusted Equity (3)     19.66                                                20.26

Average Managed Receivables (AMR)    $   30,990                                           $   36,694
Average Managed Assets                   32,662                                               38,294
Average Equity                            4,106                                                4,619
Average Adjusted Equity (3)               3,173                                                3,679


(1) Excludes the effect of the dividend related to the Company's initial public offering. (See footnote 4 on page 60 of the Annual Report for additional information.)
(2)  See footnote 1 on page 60 of the Annual Report for additional information.
(3) Excludes the push-down goodwill created by Ford's acquisition of foreign affiliates of the Company in 1989.

                    1996                                          1997                                      1998
-----------------------------------------      ----------------------------------------    -------------------------------------
  Amount         % Growth      % of AMR           Amount        % Growth      % of AMR        Amount      % Growth    % of AMR
-----------     -----------   -----------      -----------     -----------  -----------    -----------   ----------- -----------
$   6,578.1          18%            14.81%     $   7,832.2       19%             14.53%    $   9,215.0       18%          14.29%
      402.1           8              0.90            420.7        5               0.78           471.5       12            0.73
      180.1           2              0.41            217.6       21               0.41           343.0       58            0.53
-----------                   -----------      -----------                  ----------     -----------               ----------
    7,160.3          17             16.12          8,470.5       18              15.72        10,029.5       18           15.55

    2,514.8          15              5.61(1)       2,946.2       17               5.47         3,470.2       18            5.38
    2,002.9          14              4.51          2,339.6       17               4.34         2,798.0       20            4.34
    1,089.8          31              2.45          1,399.0       28               2.60         1,662.7       19            2.58
      148.2           4              0.34            145.7       (2)              0.27           158.1        9            0.24
-----------                   -----------      -----------                  ----------     -----------               ----------
    5,755.7          17             12.91          6,830.5       19              12.68         8,089.0       18           12.54
-----------                   -----------      -----------                  ----------     -----------               ----------
    1,404.6          17              3.21          1,640.0       17               3.04         1,940.5       18            3.01
      547.6          15              1.23            608.3       11               1.13           717.0       18            1.11
-----------                   -----------      -----------                  ----------     -----------               ----------
$     857.0          19%             1.98%     $   1,031.7       20%              1.91%    $   1,223.5       19%           1.90%
===========                   ===========      ===========                  ==========     ===========               ==========

$      1.23                                    $      1.48                                 $      1.75

    694,902                                        659,887                                     699,871

       9.20%(1)                                       9.06%                                       8.91%
      44.54                                          43.50                                       43.71
      38.99                                          37.09                                       36.95
       1.93(1)                                        1.95                                        1.90
       1.89(1)                                        1.86                                        1.78
      17.09(1)                                       17.78                                       17.94
      20.94(1)                                       21.10                                       20.30
$    44,420                                    $    53,900                                 $    64,506
     46,100                                         55,364                                      68,837
      5,099(1)                                       5,801                                       6,822
      4,227(1)                                       5,033                                       6,124


                           FIVE YEAR FINANCIAL TRENDS
                       SELECTED BALANCE SHEET INFORMATION


(Dollar Amounts in Millions)
Year Ended or at December 31                       1994           1995           1996           1997           1998
                                                ----------     ----------     ----------     ----------     ----------
ASSETS
Cash and Cash Equivalents                       $    606.0     $    532.2     $    446.9     $    433.2     $  4,665.6

Investments in Securities                            605.1          881.1        1,097.5        1,242.4        6,678.7

Net Finance Receivables                           33,685.7       39,702.5       46,512.9       55,215.6       60,939.0

Allowance for Losses                              (1,061.6)      (1,268.6)      (1,563.1)      (1,949.9)      (1,978.7)

Insurance Policy Claims and Reserves                (565.7)        (625.4)        (712.9)        (783.6)      (1,463.9)

Push-down Goodwill (1)                               969.1          911.4          797.0          691.5          740.3

Other Goodwill                                       385.2          367.5          409.4          412.5        1,150.1

Other Assets                                         659.7          803.2        1,280.7        1,971.0        4,444.3
                                                ----------     ----------     ----------     ----------     ----------

        TOTAL ASSETS                            $ 35,283.5     $ 41,303.9     $ 48,268.4     $ 57,232.7     $ 75,175.4
                                                ==========     ==========     ==========     ==========     ==========

LIABILITIES & STOCKHOLDERS' EQUITY

Notes Payable

        Commercial Paper                        $ 11,807.4     $ 12,902.9     $ 15,907.9     $ 19,483.5     $ 24,144.3

        Bank Loans                                   624.5          844.4        1,167.3        1,487.1        1,565.5

Accounts Payable and Accruals                      1,108.6        1,382.9        1,726.2        1,765.5        3,342.4

Long-Term Debt (2)

        Senior Notes                              17,164.4       21,230.8       23,604.0       27,802.6       37,171.4

        Subordinated and Capital Notes               141.8          141.8          425.5          425.4          425.3

Stockholders' Equity                               4,436.8        4,801.1        5,437.5        6,268.6        8,526.5
                                                ----------     ----------     ----------     ----------     ----------

        TOTAL LIABILITIES AND

                STOCKHOLDERS' EQUITY            $ 35,283.5     $ 41,303.9     $ 48,268.4     $ 57,232.7     $ 75,175.4
                                                ==========     ==========     ==========     ==========     ==========

Managed Receivables                             $ 33,685.7     $ 39,702.5     $ 48,622.8     $ 58,406.5     $ 71,364.3

Managed Assets                                    35,283.5       41,303.9       50,378.3       60,154.8       80,878.3

ALLOWANCE FOR LOSSES

Beginning Balance                               $    892.3     $  1,061.6     $  1,268.6     $  1,563.1     $  1,949.9

Provision for Losses                                 647.1          834.0        1,086.5        1,378.1        1,283.5

Losses Sustained                                    (626.8)        (757.1)      (1,032.5)      (1,454.0)      (1,424.6)

Recoveries                                           118.2          132.9          147.2          224.9          237.7

Other                                                 30.8           (2.8)          93.3          237.8          (67.8)
                                                ----------     ----------     ----------     ----------     ----------

Ending Balance                                  $  1,061.6     $  1,268.6     $  1,563.1     $  1,949.9     $  1,978.7
                                                ==========     ==========     ==========     ==========     ==========

        -% of Net Receivables                         3.15%          3.20%          3.36%          3.53%          3.25%

Loss Coverage Ratio (3)                               2.09x          2.03x          1.77x          1.59x          1.74x


(1) Goodwill created by Ford's acquisition of foreign affiliates of the Company in 1989.
(2)  Including current maturities of long-term debt.
(3)  See footnote 6 on page 60 of the Annual Report for additional information.
(4)  See footnote 1 on page 60 of the Annual Report for additional information.
(5) Net of capital contributions from Ford and excludes one-time dividend related to the Company's initial public offering in 1996. (See footnote 4 on page 60 of the Annual Report for additional information.)
(6)  Excludes push-down goodwill.

(Dollar Amounts in Millions, Except Per Share Amounts)

Year Ended or at December 31                           1994         1995         1996         1997         1998
                                                     ---------    ---------    ---------    ---------    ---------
Key Data

Book Value per Share (4)                             $            $    6.92    $    7.84    $    9.05    $   11.72

Dividends per Share of Common Stock (4)                                            0.100        0.200        0.205

Net Dividends Declared (5)                                73.0        118.0        148.0        138.6        142.0

Payout Ratio                                                12%          16%          17%          13%          12%

Adjusted Capital Formation Rate                             18           17           18           19           19

End of Period Shares Outstanding (millions) (4)                       693.3        693.3        693.0        727.2


Fixed Charge Coverage Ratio                               1.61x        1.55x        1.57x        1.59x        1.60x

Debt-to-Equity                                            6.67         7.29         7.55         7.84         7.40

Debt-to-Adjusted Equity (6)                               8.54         9.00         8.89         8.83         8.12

Debt-to-Tangible Equity                                   9.61         9.94         9.71         9.52         9.51



                                    [CHART]

          LOSS COVERAGE RATIO
          OWNED RECEIVABLES
          -----------------
               (x)

1994           2.09

1995           2.03

1996           1.77

1997           1.59

1998           1.74


                                [LEVERAGE CHART]

                           FIVE YEAR FINANCIAL TRENDS
                              MANAGED RECEIVABLES


(Dollar Amounts in Millions)

Year Ended or at December 31                                  1994                                       1995
                                              ------------------------------------        -----------------------------------
                                              Amount        % Total       % Growth        Amount      % Total        % Growth
                                              ------        -------       --------        ------      -------        --------
END OF PERIOD OUTSTANDINGS

Home Equity                                $ 12,449.9          36.9%        14.8%      $ 14,316.3         36.0%        15.0%

Personal Loans/Retail Sales Finance           5,420.3          16.1         20.9          6,225.1         15.7         14.8

Truck and Truck Trailer                       6,739.7          20.0         20.4          7,724.0         19.5         14.6

Credit Card                                   4,076.5          12.1         24.3          4,984.6         12.6         22.3

Equipment                                     2,947.1           8.8         18.5          3,781.7          9.5         28.3

Manufactured Housing                          1,681.1           5.0         29.3          2,049.3          5.2         21.9

Recreational Vehicles

Auto Fleet Leasing                              303.2           0.9          8.8            330.8          0.8          9.1

Warehouse and Other                              67.9           0.2          N/M            290.7          0.7          N/M
                                           ----------         -----                    ----------        -----

Total                                      $ 33,685.7         100.0%        19.1%      $ 39,702.5        100.0%        17.9%
                                           ==========         =====                    ==========        =====

SOURCE OF GROWTH

Internal                                   $  4,876.2          90.5%        17.3%      $  5,713.4         95.0%        17.0%

Acquisitions                                    514.8           9.5          1.8            303.4          5.0          0.9
                                           ----------         -----        -----       ----------        -----        -----

Total                                      $  5,391.0         100.0%        19.1%      $  6,016.8        100.0%        17.9%
                                           ==========         =====        =====       ==========        =====        =====

AVERAGE OUTSTANDINGS

Home Equity                                $ 11,649.1          37.6%                   $ 13,383.1        36.5%

Personal Loans/Retail Sales Finance           4,952.7          16.0                       5,822.7        15.9

Truck and Truck Trailer                       6,169.0          19.9                       7,231.9        19.7

Credit Card                                   3,677.5          11.8                       4,530.5        12.3

Equipment                                     2,716.6           8.8                       3,364.4         9.1

Manufactured Housing                          1,490.8           4.8                       1,865.2         5.1

Recreational Vehicles

Auto Fleet Leasing                              290.9           0.9                         317.0         0.9

Warehouse and Other                              43.6           0.2                         179.3         0.5
                                           ----------         -----                    ----------        -----

Total                                      $ 30,990.2         100.0%                   $ 36,694.1       100.0%
                                           ==========         =====                    ==========        =====


(Dollar Amounts in Millions)

Year Ended or at December 31                            1996                                   1997
                                        ----------------------------------    -----------------------------------
                                          Amount      % Total     % Growth      Amount       % Total     % Growth
                                        ---------   ---------    ---------    ---------    ---------    ---------

END OF PERIOD OUTSTANDINGS

Home Equity                             $16,691.4        34.3%        16.6%   $18,796.0         32.2%        12.6%

Personal Loans/Retail Sales Finance       7,425.1        15.3         19.3      8,731.6         14.9         17.6

Truck and Truck Trailer                   8,598.3        17.7         11.3      9,688.9         16.6         12.7

Credit Card                               6,023.8        12.4         20.8      8,323.7         14.3         38.2

Equipment                                 4,571.8         9.4         20.9      5,300.5          9.1         15.9

Manufactured Housing                      2,547.5         5.2         24.3      3,526.9          6.0         38.4

Recreational Vehicles                     1,315.6         2.7                   1,665.4          2.8         26.6

Auto Fleet Leasing                        1,090.8         2.3          N/M      1,551.1          2.7         42.2

Warehouse and Other                         358.5         0.7         23.3        822.4          1.4        129.4
                                        ---------   ---------                 ---------    ---------

Total                                   $48,622.8       100.0%        22.5%   $58,406.5        100.0%        20.1%
                                        =========   =========                 =========    =========

SOURCE OF GROWTH

Internal                                $ 4,444.8        49.8%        11.2%   $ 6,167.6         63.0%        12.7%

Acquisitions                              4,475.5        50.2         11.3      3,616.1         37.0          7.4
                                        ---------   ---------    ---------    ---------    ---------    ---------

Total                                   $ 8,920.3       100.0%        22.5%   $ 9,783.7        100.0%        20.1%
                                        =========   =========    =========    =========    =========    =========

AVERAGE OUTSTANDINGS

Home Equity                             $15,503.5        34.9%                $17,604.3         32.7%

Personal Loans/Retail Sales Finance       6,836.9        15.4                   8,136.5         15.1

Truck and Truck Trailer                   8,172.6        18.4                   9,005.4         16.7

Credit Card                               5,717.8        12.9                   8,058.1         14.9

Equipment                                 4,269.2         9.6                   4,866.7          9.0

Manufactured Housing                      2,315.7         5.2                   3,030.3          5.6

Recreational Vehicles                       755.3         1.7                   1,521.3          2.8

Auto Fleet Leasing                          672.7         1.5                   1,173.3          2.2

Warehouse and Other                         176.1         0.4                     503.8          1.0
                                        ---------    --------                  --------     --------

Total                                   $44,419.8       100.0%                $53,899.7        100.0%
                                        =========    ========                  ========     ========

(Dollar Amounts in Millions)

Year Ended or at December 31                           1998
                                        ----------------------------------
                                          Amount      % Total      % Growth
                                        ---------   ---------    ---------

END OF PERIOD OUTSTANDINGS

Home Equity                             $22,622.3        31.7%        20.4%

Personal Loans/Retail Sales Finance      11,459.2        16.0         31.2

Truck and Truck Trailer                  10,783.6        15.1         11.3

Credit Card                              10,296.8        14.4         23.7

Equipment                                 6,114.0         8.6         15.3

Manufactured Housing                      5,193.5         7.3         47.3

Recreational Vehicles                     2,036.9         2.9         22.3

Auto Fleet Leasing                        1,589.7         2.2          2.5

Warehouse and Other                       1,268.3         1.8         54.2
                                        ---------   ---------

Total                                   $71,364.3       100.0%        22.2%
                                        =========   =========

SOURCE OF GROWTH

Internal                                $ 7,829.7        60.4%        13.4%

Acquisitions                              5,128.1        39.6          8.8
                                        ---------   ---------    ---------

Total                                   $12,957.8       100.0%        22.2%
                                        =========   =========    =========

AVERAGE OUTSTANDINGS

Home Equity                             $20,921.4        32.4%

Personal Loans/Retail Sales Finance      10,214.3        15.8

Truck and Truck Trailer                  10,246.4        15.9

Credit Card                               8,551.7        13.3

Equipment                                 5,717.2         8.9

Manufactured Housing                      4,393.3         6.8

Recreational Vehicles                     1,880.1         2.9

Auto Fleet Leasing                        1,584.3         2.5

Warehouse and Other                         997.1         1.5
                                        ---------    --------

Total                                   $64,505.8       100.0%
                                        =========    ========

                           FIVE YEAR FINANCIAL TRENDS
                         CREDIT QUALITY - MANAGED BASIS


(Dollar Amounts in Millions)

Year Ended or at December 31                      1994                1995
                                          -----------------    -----------------
                                           Amount       %       Amount       %
                                          ------     ------    ------     ------
60+DAYS CONTRACTUAL DELINQUENCY

(% of Managed Gross Receivables) (1)

Home Equity                                $191.9      1.46%    $284.6     1.90%

Personal Loans/Retail Sales Finance         151.6      2.35      190.1     2.58

Truck and Truck Trailer                      21.0      0.28       61.8     0.72

Credit Card                                 119.0      2.92      170.2     3.41

Equipment                                     9.5      0.29       24.5     0.57

Manufactured Housing                         16.4      0.56       23.3     0.73

Recreational Vehicles

Auto Fleet Leasing                            0.7      0.21        0.7     0.18


TOTAL                                      $510.3      1.35%    $755.4     1.71%

NET LOSSES

(% of Average Managed Receivables)

Home Equity                                $133.2      1.14%    $138.6     1.04%

Personal Loans/Retail Sales Finance         186.4      3.76      235.6     4.05

Truck and Truck Trailer                       6.0      0.10       14.6     0.20

Credit Card                                 170.4      4.63      213.0     4.70

Equipment                                     1.9      0.07        6.9     0.20

Manufactured Housing                          9.9      0.66       15.5     0.83

Recreational Vehicles

Auto Fleet Leasing                           (0.2)    (0.06)       0.2     0.05


TOTAL                                      $508.6      1.64%    $624.2     1.70%


(1)  Includes unearned finance income.

(Dollar Amounts in Millions)
                                                          1996                         1997                          1998
Year Ended or at December 31                     ---------------------       -----------------------        -----------------------
                                                  Amount          %           Amount           %            Amount           %
                                                 --------     --------       --------       --------        --------       --------

60+DAYS CONTRACTUAL DELINQUENCY

(% of Managed Gross Receivables) (1)

Home Equity                                     $   369.3        2.12%       $  434.7         2.22%         $  639.3         2.74%

Personal Loans/Retail Sales Finance                 287.1        3.32           342.6         3.44             469.3         3.74

Truck and Truck Trailer                             139.5        1.45           131.9         1.22             146.3         1.22

Credit Card                                         254.2        4.22           324.2         3.92             485.1         4.73

Equipment                                            34.6        0.67            54.7         0.91              57.7         0.84

Manufactured Housing                                 34.3        0.99            54.5         1.29             131.3         2.31

Recreational Vehicles                                 0.5        0.04             1.3         0.08               1.3         0.07

Auto Fleet Leasing                                    2.3        0.20            10.2         0.61              19.6         1.09


TOTAL                                           $ 1,122.1        2.11%       $1,355.1         2.15%         $1,951.9         2.57%

NET LOSSES

(% of Average Managed Receivables)

Home Equity                                     $   133.9        0.86%       $  182.7         1.04%         $  230.8         1.10%

Personal Loans/Retail Sales Finance                 317.2        4.64           428.1         5.26             579.2         5.67

Truck and Truck Trailer                              26.5        0.32            28.5         0.32              49.7         0.48

Credit Card                                         370.6        6.48           572.1         7.10             630.8         7.38

Equipment                                            17.0        0.40            14.2         0.29              11.5         0.20

Manufactured Housing                                 20.9        0.90            26.3         0.87              53.3         1.21

Recreational Vehicles                                 1.8        0.23             4.6         0.30               4.4         0.24

Auto Fleet Leasing                                    0.5        0.08             1.9         0.16               1.0         0.07


TOTAL                                           $   888.6        2.00%       $1,250.0         2.32%         $1,566.0         2.43%

                           FIVE YEAR FINANCIAL TRENDS
                              FUNDING AND CAPITAL


(Dollar Amounts in Millions, Except Per Share Amounts)

Year Ended or at December 31                                 1994                                          1995
                                           ---------------------------------------       --------------------------------------
                                             Amount       % Total        Avg. Rate        Amount        % Total       Avg. Rate
                                             ------       -------        ---------        ------        -------       ---------
DEBT

Short-Term:

Commercial Paper                           $  11,807.4         39.7%        5.89%        $ 12,902.9           36.7%     5.73%

Bank Loans                                       624.5          2.1         6.82              844.4            2.4      6.48
                                           -----------   ----------                      ----------    -----------

        Total                                 12,431.9         41.8         5.94           13,747.3           39.1      5.78
                                           -----------   ----------                      ----------    -----------

Long-Term: (1)

Senior                                        17,164.4         57.7         7.14           21,230.8           60.5      6.91

Subordinated                                     141.8          0.5         8.08              141.8            0.4      8.09
                                           -----------   ----------                      ----------    -----------

        Total                                 17,306.2         58.2         7.15           21,372.6           60.9      6.92
                                           -----------   ----------                      ----------    -----------

Total Debt                                 $  29,738.1        100.0%        6.64%        $ 35,119.9          100.0%     6.47%
                                           ===========   ==========                      ==========    ===========

CREDIT FACILITIES OUTSTANDING              $   9,446.9                                   $ 10,560.4

Maturities

Due in Less than 1 Year                    $  14,837.4         49.9%                     $ 16,914.0           48.1%

Due in 1-2 Years                               3,049.3         10.3                         3,676.8           10.5

Due in 2+ Years                               11,851.4         39.8                        14,529.1           41.4
                                           -----------   ----------                      ----------    -----------

        Total                              $  29,738.1        100.0%                     $ 35,119.9          100.0%
                                           ===========   ==========                      ==========    ===========

TERM DEBT PLACEMENTS

U.S. Domestic Underwritten                 $   2,400.0         51.0%                     $  3,700.0           60.2%

International Underwritten

Global Underwritten

Medium Term Notes and Other                    2,306.0         49.0                         2,443.0           39.8
                                           -----------   ----------                      ----------    -----------

        Total                              $   4,706.0        100.0%                     $  6,143.0          100.0%
                                           ===========   ==========                      ==========    ===========

CAPITAL SECURITIES

Equity

        Per Share (2)                      $      6.40                                   $     6.92

        Amount                             $   4,436.8         13.0%                     $  4,801.1           12.0%

Debt                                          29,738.1         87.0                        35,119.9           88.0
                                           -----------   ----------                      ----------    -----------

        Total                              $  34,174.9        100.0%                     $ 39,921.0          100.0%
                                           ===========   ==========                      ==========    ===========


KEY RATIOS

Debt-to-Equity                                    6.67x                                        7.29x

Debt-to-Adjusted Equity (3)                       8.54                                         9.00

Debt-to-Tangible Equity                           9.61                                         9.94

Servicing Portfolio, End of Period

% of Managed Assets


(1)  Including current maturities of long-term debt.
(2)  See footnote 1 on page 60 of the Annual Report for additional information.
(3)  Excludes push-down goodwill.

(Dollar Amounts in Millions, Except Per Share Amounts)

Year Ended or at December 31                                 1996                                          1997
                                          -----------------------------------------      ----------------------------------------
                                             Amount         % Total       Avg. Rate        Amount         % Total       Avg. Rate
                                             ------         -------       ---------        ------         -------       ---------
DEBT

Short-Term:

Commercial Paper                          $    15,907.9         38.7%       5.74%        $    19,483.5         39.6%       5.85%

Bank Loans                                      1,167.3          2.8        7.80               1,487.1          3.0        7.56
                                          -------------    ---------                     -------------    ---------

        Total                                  17,075.2         41.5        5.88              20,970.6         42.6        5.97
                                          -------------    ---------                     -------------    ---------

Long-Term: (1)

Senior                                         23,604.0         57.4        6.83              27,802.6         56.5        6.57

Subordinated                                      425.5          1.1        7.25                 425.4          0.9        7.25
                                          -------------    ---------                     -------------    ---------

        Total                                  24,029.5         58.5        6.84              28,228.0         57.4        6.58
                                          -------------    ---------                     -------------    ---------

Total Debt                                $    41,104.7        100.0%       6.44%        $    49,198.6        100.0%       6.32%
                                          =============    =========                     =============    =========

CREDIT FACILITIES OUTSTANDING             $    12,590.1                                  $    15,055.4

Maturities

Due in Less than 1 Year                   $    20,806.2         50.6%                    $    25,655.8         52.2%

Due in 1-2 Years                                4,213.3         10.3                           5,875.3         11.9

Due in 2+ Years                                16,085.2         39.1                          17,667.5         35.9
                                          -------------    ---------                     -------------    ---------

        Total                             $    41,104.7        100.0%                    $    49,198.6        100.0%
                                          =============    =========                     =============    =========

TERM DEBT PLACEMENTS

U.S. Domestic Underwritten                $     3,350.0         55.9%                    $     4,900.0         60.1%

International Underwritten                        900.0         15.0                           2,101.0         25.8

Global Underwritten

Medium Term Notes and Other                     1,743.0         29.1                           1,150.0         14.1
                                          -------------    ---------                     -------------    ---------

        Total                             $     5,993.0        100.0%                    $     8,151.0        100.0%
                                          =============    =========                     =============    =========

CAPITAL SECURITIES

Equity

        Per Share (2)                     $        7.84                                  $        9.05

        Amount                            $     5,437.5         11.7%                    $     6,268.6         11.3%

Debt                                           41,104.7         88.3                          49,198.6         88.7
                                          -------------    ---------                     -------------    ---------

        Total                             $    46,542.2        100.0%                    $    55,467.2        100.0%
                                          =============    =========                     =============    =========


KEY RATIOS

Debt-to-Equity                                     7.55x                                          7.84x

Debt-to-Adjusted Equity (3)                        8.89                                           8.83

Debt-to-Tangible Equity                            9.71                                           9.52

Servicing Portfolio, End of Period        $     2,109.9                                  $     2,922.1

% of Managed Assets                                 4.2%                                           4.9%



(Dollar Amounts in Millions, Except Per Share Amounts)

Year Ended or at December 31                                 1998
                                             ---------------------------------------------
                                                 Amount        % Total         Avg. Rate
                                                 ------        -------         ---------
DEBT

Short-Term:

Commercial Paper                             $    24,144.3          38.1%         5.20%

Bank Loans                                         1,565.5           2.5          5.49
                                             -------------    ----------

        Total                                     25,709.8          40.6          5.21
                                             -------------    ----------

Long-Term: (1)

Senior                                            37,171.4          58.7          6.11

Subordinated                                         425.3           0.7          7.25
                                             -------------    ----------

        Total                                     37,596.7          59.4          6.12
                                             -------------    ----------

Total Debt                                   $    63,306.5         100.0%         5.75%
                                             =============    ==========

CREDIT FACILITIES OUTSTANDING                $    19,129.4

Maturities

Due in Less than 1 Year                      $    33,364.4          52.7%

Due in 1-2 Years                                   4,649.4           7.3

Due in 2+ Years                                   25,292.7          40.0
                                             -------------    ----------

        Total                                $    63,306.5         100.0%
                                             =============    ==========

TERM DEBT PLACEMENTS

U.S. Domestic Underwritten                   $     5,125.0          38.7%

International Underwritten                         1,328.0          10.0

Global Underwritten                                4,800.0          36.2

Medium Term Notes and Other                        2,006.0          15.1
                                             -------------    ----------

        Total                                $    13,259.0         100.0%
                                             =============    ==========

CAPITAL SECURITIES

Equity

        Per Share (2)                        $       11.72

        Amount                               $     8,526.5          11.9%

Debt                                              63,306.5          88.1
                                             -------------    ----------

        Total                                $    71,833.0         100.0%
                                             =============    ==========


KEY RATIOS

Debt-to-Equity                                        7.40x

Debt-to-Adjusted Equity (3)                           8.12

Debt-to-Tangible Equity                               9.51


Servicing Portfolio, End of Period           $     5,702.9

% of Managed Assets                                    7.1%


(1)  Including current maturities of long-term debt.
(2)  See footnote 1 on page 60 of the Annual Report for additional information.
(3)  Excludes push-down goodwill.

                         FIVE YEAR PRODUCT LINE TRENDS
                            HOME EQUITY RECEIVABLES

(Dollar Amounts in Millions, Except Average Balances)

Year Ended or at December 31                1994           1995           1996           1997           1998
                                         -----------    -----------    -----------    -----------    -----------
MANAGED RECEIVABLES

U.S. Domestic Branch                     $   5,610.4    $   6,391.9    $   7,770.7    $   9,110.4    $   7,540.8

U.S. Domestic Centralized                    5,844.8        6,798.5        7,665.3        8,317.4       12,929.3

International                                  994.7        1,125.9        1,255.4        1,368.2        2,152.2
                                         -----------    -----------    -----------    -----------    -----------
        Total                            $  12,449.9    $  14,316.3    $  16,691.4    $  18,796.0    $  22,622.3
                                         ===========    ===========    ===========    ===========    ===========

% OF MANAGED RECEIVABLES

U.S. Domestic Branch                              45%            45%            47%            49%            33%

U.S. Domestic Centralized                         47             47             46             44             57

International                                      8              8              7              7             10
                                         -----------    -----------    -----------    -----------    -----------
        Total                                    100%           100%           100%           100%           100%
                                         ===========    ===========    ===========    ===========    ===========

GROWTH IN MANAGED RECEIVABLES

Amount                                   $   1,601.5    $   1,866.4    $   2,375.1    $   2,104.6    $   3,826.3

Rate                                            14.8%          15.0%          16.6%          12.6%          20.4%


CREDIT QUALITY

60+Days Contractual Delinquency          $     191.9    $     284.6    $     369.3    $     434.7    $     639.3

% of Managed Gross Receivables                  1.46%          1.90%          2.12%          2.22%          2.74%

Net Losses                               $     133.2    $     138.6    $     133.9    $     182.7    $     230.8

% of AMR                                        1.14%          1.04%          0.86%          1.04%          1.10%


OTHER INFORMATION

Number of Accounts                           308,607        347,864        389,451        420,384        492,325

Average Account Balance                  $    40,342    $    41,155    $    42,859    $    44,712    $    45,950


% Variable Rate                                   46%            36%            26%            15%            13%

% First Mortgages                                 75             75             77             79             73

                                    [CHART]

                                            HOME EQUITY RECEIVABLES
              MANAGED RECEIVABLES           GROWTH IN MANAGED RECEIVABLES          VARIABLE RATE LOANS
              -------------------           -----------------------------          -------------------
              ($ in billions)                          (%)                       (% of Managed Receivables)

1994                  $ 12.4                           14.8%                              46%

1995                  $ 14.3                           15.0%                              36%

1996                  $ 16.7                           16.6%                              26%

1997                  $ 18.8                           12.6%                              15%

1998                  $ 22.6                           20.4%                              13%



                                  [PIE CHART]

                                         MANAGED RECEIVABLES BY
                                            DELIVERY CHANNEL
                                                 1998
                                         ----------------------
International                                     10%

U.S. Domestic Branch                              33%

U.s. Domestic Centralized                         57%

                         FIVE YEAR PRODUCT LINE TRENDS
                PERSONAL LOANS/RETAIL SALES FINANCE RECEIVABLES


(Dollar Amounts in Millions, Except Average Balances)

Year Ended or at December 31             1994          1995          1996          1997          1998
                                      ----------    ----------    ----------    ----------    ----------
NET RECEIVABLES

U.S. Domestic Branch                  $  3,875.0    $  4,278.3    $  4,901.0    $  5,497.3    $  5,055.5

U.S. Domestic Centralized                  313.9         474.4         885.5       1,219.5       1,299.1

International                            1,231.4       1,472.4       1,638.6       2,014.8       5,104.6
                                      ----------    ----------    ----------    ----------    ----------

        Total                         $  5,420.3    $  6,225.1    $  7,425.1    $  8,731.6    $ 11,459.2
                                      ==========    ==========    ==========    ==========    ==========

% OF NET RECEIVABLES

U.S. Domestic Branch                          71%           69%           66%           63%           44%

U.S. Domestic Centralized                      6             8            12            14            11

International                                 23            23            22            23            45
                                      ----------    ----------    ----------    ----------    ----------

        Total                                100%          100%          100%          100%          100%
                                      ==========    ==========    ==========    ==========    ==========
GROWTH IN RECEIVABLES

Amount                                $    935.3    $    804.8    $  1,200.0    $  1,306.5    $  2,727.6

Rate                                        20.9%         14.8%         19.3%         17.6%         31.2%


CREDIT QUALITY

60+Days Contractual Delinquency       $    151.6    $    190.1    $    287.1    $    342.6    $    469.3

% of Gross Receivables                      2.35%         2.58%         3.32%         3.44%         3.74%

Net Losses                            $    186.4    $    235.6    $    317.2    $    428.1    $    579.2

% of ANR                                    3.76%         4.05%         4.64%         5.26%         5.67%


OTHER INFORMATION

PERSONAL LOANS

Number of Accounts                     1,499,515     1,681,780     1,942,567     2,169,414     3,020,151

Average Account Balance               $    2,470    $    2,507    $    2,579    $    2,621    $    2,763

RETAIL SALES FINANCE

Number of Accounts                       929,766     1,082,270     1,294,336     1,395,198     1,708,743

Average Account Balance               $    1,846    $    1,856    $    1,866    $    2,182    $    1,823

                                  PERSONAL LOANS/RETAIL SALES FINANCE RECEIVABLES
                    ----------------------------------------------------------------------------
                                                                 PERSONAL            RETAIL SALES
                                                                   LOANS                FINANCE
                       NET                    GROWTH IN           NUMBER OF             NUMBER OF
                    RECEIVABLES              RECEIVABLES          ACCOUNTS              ACCOUNTS
                    -----------              -----------          --------              --------
                   ($ in billions)               %             (in thousands)        (in thousands)
1994                     $ 5.4                20.9%                  1,500                930

1995                     $ 6.2                14.8%                  1,682                1,082

1996                     $ 7.4                19.3%                  1,943                1,294

1997                     $ 8.7                17.6%                  2,169                1,395

1998                     $11.5                31.2%                  3,020                1,709


                                  [PIE CHART]


PERSONAL LOANS/RETAIL SALES FINANCE RECEIVABLES
-----------------------------------------------
                       NET RECEIVABLES BY DELIVERY CHANNEL
                                  1998

U.S. Domestic Centralized          11%

U.S. Domestic Branch               44%

International                      45%

                         FIVE YEAR PRODUCT LINE TRENDS
                      TRUCK AND TRUCK TRAILER RECEIVABLES


(Dollar Amounts in Millions, Except Average Balances)

Year Ended or at December 31                  1994          1995          1996          1997          1998
                                           ----------    ----------    ----------    ----------    ----------
NET RECEIVABLES

Installment                                $  4,894.9    $  5,371.5    $  6,249.3    $  6,983.5    $  7,730.6

Lease                                         1,094.2       1,304.8       1,498.3       1,773.5       2,029.6

Wholesale                                       750.6       1,047.7         850.7         931.9       1,023.4
                                           ----------    ----------    ----------    ----------    ----------

        Total                              $  6,739.7    $  7,724.0    $  8,598.3    $  9,688.9    $ 10,783.6
                                           ==========    ==========    ==========    ==========    ==========


% OF NET RECEIVABLES

Installment                                        73%           69%           73%           72%           72%

Lease                                              16            17            17            18            19

Wholesale                                          11            14            10            10             9
                                           ----------    ----------    ----------    ----------    ----------

        Total                                     100%          100%          100%          100%          100%
                                           ==========    ==========    ==========    ==========    ==========


GROWTH IN RECEIVABLES

Amount                                     $  1,141.3    $    984.3    $    874.3    $  1,090.6    $  1,094.7

Rate                                             20.4%         14.6%         11.3%         12.7%         11.3%


CREDIT QUALITY

60+Days Contractual Delinquency            $     21.0    $     61.8    $    139.5    $    131.9    $    146.3

% of Gross Receivables                           0.28%         0.72%         1.45%         1.22%         1.22%

Net Losses                                 $      6.0    $     14.6    $     26.5    $     28.5    $     49.7

% of ANR                                         0.10%         0.20%         0.32%         0.32%         0.48%


OTHER INFORMATION

INSTALLMENT AND LEASING RECEIVABLES

Number of Accounts                            164,076       177,789       197,070       223,236       240,737

Average Account Balance                    $   36,502    $   37,552    $   39,314    $   39,228    $   40,543


WHOLESALE RECEIVABLES

Number of Dealers                                 711           734           787           754           839

Average Balance per Dealer                 $1,055,696    $1,427,384    $1,080,940    $1,235,942    $1,219,785

                                    [CHART]


                                TRUCK AND TRUCK TRAILER RECEIVABLES
              ------------------------------------------------------------------------
              NET RECEIVABLES          GROWTH IN RECEIVABLES         NUMBER OF DEALERS
              ---------------          ---------------------         -----------------
              ($ in billions)                   %

1994             $ 6.7                         20.4%                      711

1995             $ 7.7                         14.6%                      734

1996             $ 8.6                         11.3%                      787

1997             $ 9.7                         12.7%                      754

1998             $10.8                         11.3%                      839



                                  [PIE CHART]


                NET RECEIVABLES
                   BY TYPE
                     1998

Wholesale            9%

Lease               19%

Installment         72%

                         FIVE YEAR PRODUCT LINE TRENDS
                            CREDIT CARD RECEIVABLES


(Dollar Amounts in Millions, Except Average Balances)

Year Ended or at December 31              1994           1995           1996           1997           1998
                                      -----------    -----------    -----------    -----------    -----------
MANAGED RECEIVABLES

U.S. Bankcard                         $   3,574.4    $   4,280.9    $   5,169.5    $   6,356.0    $   6,086.0

U.S. Private Label                          460.5          577.1          635.4        1,483.2        3,536.0

International                                41.6          126.6          218.9          484.5          674.8
                                      -----------    -----------    -----------    -----------    -----------

        Total                         $   4,076.5    $   4,984.6    $   6,023.8    $   8,323.7    $  10,296.8
                                      ===========    ===========    ===========    ===========    ===========


% OF MANAGED RECEIVABLES

U.S. Bankcard                                  88%            86%            86%            76%            59%

U.S. Private Label                             11             11             10             18             34

International                                   1              3              4              6              7
                                      -----------    -----------    -----------    -----------    -----------

        Total                                 100%           100%           100%           100%           100%
                                      ===========    ===========    ===========    ===========    ===========


GROWTH IN MANAGED RECEIVABLES

Amount                                $     798.0    $     908.1    $   1,039.2    $   2,299.9    $   1,973.1

Rate                                         24.3%          22.3%          20.8%          38.2%          23.7%


CREDIT QUALITY

60+Days Contractual Delinquency       $     119.0    $     170.2    $     254.2    $     324.2    $     485.1

% of Managed Gross Receivables               2.92%          3.41%          4.22%          3.92%          4.73%

Net Losses                            $     170.4    $     213.0    $     370.6    $     572.1    $     630.8

% of AMR                                     4.63%          4.70%          6.48%          7.10%          7.38%


OTHER INFORMATION
U.S. BANKCARD

Number of Accounts                      2,511,100      2,943,493      3,191,347      3,555,095      3,478,864

Average Account Balance               $     1,423    $     1,454    $     1,620    $     1,788    $     1,749

% Revolving                                    94%            95%            96%            96%            96%


U.S. PRIVATE LABEL

Number of Accounts                      3,070,699      3,220,182      3,159,820      7,037,686     10,467,313

Average Account Balance               $       150    $       179    $       201    $       211    $       338

% Revolving                                                   78%            80%            80%            75%


INTERNATIONAL

Number of Accounts                         56,466         82,414        118,887        216,909        279,835

Average Account Balance               $       737    $     1,536    $     1,841    $     2,234    $     2,411

% Revolving                                                   98%            96%            95%            72%

                                    [CHART]

                             CREDIT CARD RECEIVABLES
                                                 GROWTH IN
                    MANAGED RECEIVABLES      MANAGED RECEIVABLES
                    -------------------      -------------------
1994                        $ 4.1                 24.3%

1995                        $ 5.0                 22.3%

1996                        $ 6.0                 20.8%

1997                        $ 8.3                 38.2%

1998                        $10.3                 23.7%



                                  [PIE CHART]

                             CREDIT CARD RECEIVABLES
                               MANAGED RECEIVABLES
                                   BY TYPE
                                    1998
                             -----------------------
International                        7%

U.S. Private Label                  34%

U.S. Bankcard                       59%


                                    [CHART]




                           CREDIT CARD RECEIVABLES
                            1998 CREDIT PROFILE
                              (% Revolving)
                           -----------------------
U.S. Bankcard                      96%

U.S. Private Label                 75%

International                      72%

                         FIVE YEAR PRODUCT LINE TRENDS
                             EQUIPMENT RECEIVABLES


(Dollar Amounts in Millions, Except Average Balances)

Year Ended or at December 31                  1994           1995           1996           1997           1998
                                           -----------    -----------    -----------    -----------    -----------
NET RECEIVABLES

Installment                                $   1,805.3    $   2,057.1    $   2,524.0    $   2,788.4    $   3,079.5

Lease                                            588.4        1,054.8        1,376.3        1,752.8        2,070.2

Wholesale                                        553.4          669.8          671.5          759.3          964.3
                                           -----------    -----------    -----------    -----------    -----------

        Total                              $   2,947.1    $   3,781.7    $   4,571.8    $   5,300.5    $   6,114.0
                                           ===========    ===========    ===========    ===========    ===========


% OF NET RECEIVABLES

Installment                                         61%            54%            55%            53%            50%

Lease                                               20             28             30             33             34

Wholesale                                           19             18             15             14             16
                                           -----------    -----------    -----------    -----------    -----------

        Total                                      100%           100%           100%           100%           100%
                                           ===========    ===========    ===========    ===========    ===========


GROWTH IN RECEIVABLES

Amount                                     $     461.0    $     834.5    $     790.1    $     728.7    $     813.5

Rate                                              18.5%          28.3%          20.9%          15.9%          15.3%


CREDIT QUALITY

60+Days Contractual Delinquency            $       9.5    $      24.5    $      34.6    $      54.7    $      57.7

% of Gross Receivables                            0.29%          0.57%          0.67%          0.91%          0.84%

Net Losses                                 $       1.9    $       6.9    $      17.0    $      14.2    $      11.5

% of ANR                                          0.07%          0.20%          0.40%          0.29%          0.20%


OTHER INFORMATION

INSTALLMENT AND LEASING RECEIVABLES

Number of Accounts                             116,019        129,276        164,476        176,919        195,025

Average Account Balance                    $    20,632    $    24,072    $    23,713    $    25,668    $    26,405


WHOLESALE RECEIVABLES

Number of Dealers                                  953            993          1,126          1,184          1,195

Average Balance per Dealer                 $   580,693    $   674,522    $   596,359    $   641,301    $   806,946

                                    [CHART]



                                      EQUIPMENT RECEIVABLES
                       ------------------------------------------------
                         NET                GROWTH IN          NUMBER OF
                       RECEIVABLES          RECEIVABLES         DEALERS
                       -----------          -----------         -------
                    ($ in billions)             %

1994                     $ 2.9                18.5%              953

1995                     $ 3.8                28.3%              993

1996                     $ 4.6                20.9%            1,126

1997                     $ 5.3                15.9%            1,184

1998                     $ 6.1                15.3%            1,195





                                  [PIE CHART]



            EQUIPMENT RECEIVABLES
            ---------------------
               NET RECEIVABLES
                  BY TYPE
                   1998
            ---------------------

Wholesale           16%

Lease               34%

Installment         50%


                         FIVE YEAR PRODUCT LINE TRENDS
                        MANUFACTURED HOUSING RECEIVABLES


(Dollar Amounts in Millions, Except Average Balances)

Year Ended or at December 31              1994           1995           1996           1997           1998
                                      -----------    -----------    -----------    -----------    -----------
MANAGED RECEIVABLES

Retail                                $   1,341.1    $   1,616.8    $   2,105.7    $   3,061.5    $   4,524.9

Wholesale                                   340.0          432.5          441.8          465.4          668.6
                                      -----------    -----------    -----------    -----------    -----------

        Total                         $   1,681.1    $   2,049.3    $   2,547.5    $   3,526.9    $   5,193.5
                                      ===========    ===========    ===========    ===========    ===========


% OF MANAGED RECEIVABLES

Retail                                         80%            79%            83%            87%            87%

Wholesale                                      20             21             17             13             13
                                      -----------    -----------    -----------    -----------    -----------

        Total                                 100%           100%           100%           100%           100%
                                      ===========    ===========    ===========    ===========    ===========


GROWTH IN MANAGED RECEIVABLES

Amount                                $     380.6    $     368.2    $     498.2    $     979.4    $   1,666.6

Rate                                         29.3%          21.9%          24.3%          38.4%          47.3%


CREDIT QUALITY

60+Days Contractual Delinquency       $      16.4    $      23.3    $      34.3    $      54.5    $     131.3

% of Managed Gross Receivables               0.56%          0.73%          0.99%          1.29%          2.31%

Net Losses                            $       9.9    $      15.5    $      20.9    $      26.3    $      53.3

% of AMR                                     0.66%          0.83%          0.90%          0.87%          1.21%


OTHER INFORMATION

RETAIL RECEIVABLES

Number of Accounts                         60,052         66,762         75,962         94,469        122,613

Average Account Balance               $    22,332    $    24,217    $    27,720    $    32,407    $    36,904


WHOLESALE RECEIVABLES

Number of Dealers                             958            976            926            848            952

Average Balance per Dealer            $   354,906    $   443,135    $   477,106    $   548,821    $   702,311

                                    [CHART]

                                                MANUFACTURED HOUSING RECEIVABLES
               --------------------------------------------------------------------------------------------
                 MANAGED RECEIVABLES              GROWTH IN MANAGED RECEIVABLES         NUMBER OF DEALERS
                 -------------------              -----------------------------         -----------------
                   ($ in billions)                           (%)

1994                $ 1.7                                   29.3%                              958

1995                $ 2.0                                   21.9%                              976

1996                $ 2.5                                   24.3%                              926

1997                $ 3.5                                   38.4%                              848

1998                $ 5.2                                   47.3%                              952

                                                   MANAGED RECEIVABLES BY TYPE
                                                   ---------------------------
                                                             1998
                                                             ----

                                   Wholesale                  13%

                                   Retail                     87%

                         FIVE YEAR PRODUCT LINE TRENDS
                           INSURANCE STATISTICAL DATA


(Dollar Amounts in Millions)

Year Ended or at December 31                                     1994                                1995
                                                  -------------------------------    --------------------------------
                                                   AMOUNT      % TOTAL   % GROWTH     AMOUNT       % TOTAL   % GROWTH
                                                 --------      -----        ----    --------       -----       ---
NET WRITTEN PREMIUM

Credit Life, Accident and Other Related           $  242.4       52.1%       24.2%   $  240.6        49.0%     (0.7)%

Physical Damage                                      168.7       36.2        21.5       180.3        36.8       6.9

Other Casualty                                        54.5       11.7        52.7        69.6        14.2      27.7
                                                  --------      -----                --------       -----

       Total                                      $  465.6      100.0%       25.9%   $  490.5       100.0%      5.3%
                                                  ========      =====                ========       =====


PREMIUM REVENUE

Credit Life, Accident and Other Related           $  148.1       45.0%       19.8%   $  164.8        44.4%     11.3%

Physical Damage                                      136.7       41.6        16.9       148.5        40.1       8.6

Other Casualty                                        44.2       13.4        45.4        57.3        15.5      29.6
                                                  --------      -----                --------       -----

        Total                                     $  329.0      100.0%       21.4%   $  370.6       100.0%     12.6%
                                                  ========      =====                ========       =====

Investment Income                                 $   47.3                   14.3%   $   68.5                  44.8%

Benefits Paid or Provided                         $  147.9                   24.4%   $  142.5                  (3.7)%
as a % of Premium Revenue (Loss Ratio)                45.0%                              38.5%

                                    [CHART]

                               NET WRITTEN PREMIUM
                               -------------------
                                 ($ in millions)

                            1994                $ 465.6

                            1995                $ 490.5

                            1996                $ 544.3

                            1997                $ 608.7

                            1998                $ 591.6

                         NET WRITTEN PREMIUM BY PRODUCT
                         ------------------------------
                                    1998
                                    ----

Other Casualty                     17.6%

Credit Life, Accident and
Other Related                      49.0%

Physical Damage                    33.4%

                  1996                                          1997                                      1998
---------------------------------------     ---------------------------------------      -------------------------------------
 AMOUNT         % TOTAL       % GROWTH       AMOUNT          % TOTAL      % GROWTH        AMOUNT        % TOTAL      % GROWTH
--------        -------       ---------     --------        ---------     ---------      --------       -------      ---------

$  282.2          51.8%          17.3%      $  307.1            50.5%         8.8%       $  290.1         49.0%        (5.5)%

   186.2          34.2            3.3          210.3            34.5         12.9           197.8         33.4         (5.9)

    75.9          14.0            9.1           91.3            15.0         20.3           103.7         17.6         13.6
--------         -----                      --------           -----                     --------        -----

$  544.3         100.0%          11.0%      $  608.7           100.0%        11.8%       $  591.6        100.0%        (2.8)%
========         =====                      ========           =====                     ========        =====


$  183.8          45.7%          11.5%      $  201.4            47.9%         9.6%       $  210.6         44.7%         4.6%

   155.1          38.6            4.4          152.9            36.3         (1.4)          171.2         36.3         12.0

    63.2          15.7           10.3           66.4            15.8          5.1            89.7         19.0         35.1
--------         -----                      --------           -----                     --------        -----

$  402.1         100.0%           8.5%      $  420.7           100.0%         4.6%       $  471.5        100.0%        12.1%
========         =====                      ========           =====                     ========        =====

$   71.7                          4.7%      $   82.6                         15.2%       $   98.5                      19.2%

$  148.2                          4.0%      $  145.7                         (1.7)%      $  158.1                       8.5%

    36.9%                                       34.6%                                        33.5%

                                    [CHART]

                                PREMIUM REVENUE
                                ---------------
                                ($ in millions)

          1994                       $ 329.0

          1995                       $ 370.6

          1996                       $ 402.1

          1997                       $ 420.7

          1998                       $ 471.5

                           PREMIUM REVENUE BY PRODUCT
                           --------------------------
                                      1998
                                      ----

Other Casualty                       19.0%

Credit Life, Accident and
Other Related                        44.7%

Physical Damage                      36.3%

                         EIGHT QUARTER FINANCIAL TRENDS
           SELECTED EARNINGS INFORMATION (UNAUDITED) - MANAGED BASIS
             (Dollar Amounts in Millions, Except Per Share Amounts)


                                                                 1997
                                      ---------------------------------------------------------
                                              1ST QUARTER                    2ND QUARTER
                                      --------------------------     --------------------------
                                       AMOUNT    %GROWTH   %AMR       AMOUNT    %GROWTH   %AMR
                                       ------    -------   ----       ------    -------   ----

REVENUES

Finance Charges                       $ 1,821.5     21%    14.43%    $ 1,938.3     22%    14.64%

Insurance Premiums                         99.1      6      0.79         105.3      5      0.80

Investment and Other Income                45.6     (3)     0.36          52.2     18      0.39
                                      ---------            -----     ---------            -----
                                        1,966.2     20     15.58       2,095.8     21     15.83

EXPENSES

Interest Expense                          674.0     16      5.34         721.5     19      5.45

Operating Expense                         531.2     15      4.21         571.6     18      4.32

Provision for Losses                      347.4     38      2.75         377.0     36      2.85

Insurance Benefits Paid or Provided        36.1      6      0.29          36.7     (1)     0.27
                                      ---------            -----     ---------            -----
                                        1,588.7     20     12.59       1,706.8     22     12.89
                                      ---------            -----     ---------            -----

Earnings Before Provision for Taxes       377.5     19      2.99         389.0     19      2.94

Provision for Income Taxes                139.7     12      1.11         144.0     13      1.09
                                      ---------            -----     ---------            -----

Net Earnings                          $   237.8     24%     1.88%    $   245.0     22%     1.85%
                                      =========            =====     =========

EPS (Diluted) (1)                     $    0.34                      $    0.35

Average Diluted

   Shares Outstanding (000) (1)         695,516                        695,073

KEY RATIOS

Net Interest Margin (% AMR)                9.09%                          9.19%

Efficiency Ratio                          42.29                          42.73

Effective Tax Rate                        37.01                          37.01

Return on Average Assets                   1.94                           1.89

Return on Average Managed Assets           1.85                           1.80

Return on Average Equity                  17.36                          17.22

Return on Average Adjusted Equity (2)     20.95                          20.53

Average Managed Receivables (AMR)     $  50,484                      $  52,949

Average Managed Assets                   51,489                         54,508

Average Equity                            5,479                          5,690

Average Adjusted Equity (2)               4,698                          4,909

                                                                    1997
                                       ---------------------------------------------------------------
                                                3RD QUARTER                     4TH QUARTER
                                       -----------------------------    ------------------------------
                                         AMOUNT    %GROWTH    %AMR        AMOUNT     %GROWTH    %AMR
                                         ------    -------    ----        ------     -------    ----

REVENUES

Finance Charges                        $ 2,004.5      17%     14.54%    $ 2,067.9      16%      14.53%

Insurance Premiums                         105.5       1       0.76         110.8       6        0.78

Investment and Other Income                 57.6      21       0.42          62.2      50        0.43
                                       ---------              -----     ---------               -----
                                         2,167.6      17      15.72       2,240.9      16       15.74

EXPENSES

Interest Expense                           761.7      17       5.52         789.0      17        5.54

Operating Expense                          603.0      16       4.38         633.8      17        4.45

Provision for Losses                       335.1      25       2.43         339.5      16        2.39

Insurance Benefits Paid or Provided         34.7     (10)      0.25          38.2     N/M        0.27
                                       ---------              -----     ---------               -----
                                         1,734.5      17      12.58       1,800.5      16       12.65
                                       ---------              -----     ---------               -----

Earnings Before Provision for Taxes        433.1      14       3.14         440.4      16        3.09

Provision for Income Taxes                 162.2       7       1.17         162.4      12        1.14
                                       ---------              -----     ---------               -----

Net Earnings                           $   270.9      18%      1.97%    $   278.0      19%       1.95%
                                       =========              =====     =========               =====

EPS (Diluted) (1)                      $    0.39                        $    0.40

Average Diluted

   Shares Outstanding (000) (1)          696,339                          696,602

KEY RATIOS

Net Interest Margin (% AMR)                 9.02%                            8.99%

Efficiency Ratio                           43.97                            44.83

Effective Tax Rate                         37.47                            36.87

Return on Average Assets                    2.01                             2.00

Return on Average Managed Assets            1.91                             1.89

Return on Average Equity                   18.34                            18.15

Return on Average Adjusted Equity (2)      21.74                            21.16

Average Managed Receivables (AMR)       $ 55,129                        $  56,928

Average Managed Assets                    56,636                           58,722

Average Equity                             5,906                            6,127

Average Adjusted Equity (2)                5,123                            5,393



(1)  See footnote 1 on page 60 of the Annual Report for additional information.

(2)  Excludes push-down goodwill.

Note: % Growth represents the percentage change from the same quarter in the prior year.

                                                                  1998
  --------------------------------------------------------------------------------------------------------------------------------
           1ST QUARTER                      2ND QUARTER                      3RD QUARTER                       4TH QUARTER
  ---------------------------    ------------------------------     ----------------------------     -----------------------------
   AMOUNT    %GROWTH    %AMR       AMOUNT     %GROWTH     %AMR        AMOUNT   %GROWTH     %AMR        AMOUNT   %GROWTH      %AMR
   ------    -------    ----       ------     -------     ----        ------   -------     ----        ------   -------      ----

  $ 2,123.0     17%    14.25%    $ 2,257.7      16%      14.36%     $ 2,330.8    16%      14.32%     $ 2,503.5     21%      14.37%

      112.4     13      0.75         104.1      (1)       0.66          110.0     4        0.67          145.0     31        0.83

       52.9     16      0.36          70.4      35        0.45           83.6    45        0.51          136.1    119        0.79
  ---------            -----     ---------               -----      ---------             -----      ---------              -----

    2,288.3     16     15.36       2,432.2      16       15.47        2,524.4    16       15.50        2,784.6     24       15.99

      806.6     20      5.42         855.4      19        5.44          882.6    16        5.42          925.6     17        5.31

      620.0     17      4.16         671.4      17        4.27          705.2    17        4.33          801.4     26        4.60

      372.9      7      2.50         410.0       9        2.61          397.9    19        2.44          481.9     42        2.77

       42.8     19      0.29          30.5     (17)       0.19           34.2    (1)       0.21           50.6     32        0.29
  ---------            -----     ---------               -----      ---------             -----      ---------              -----

    1,842.3     16     12.37       1,967.3      15       12.51        2,019.9    16       12.40        2,259.5     25       12.97
  ---------            -----     ---------               -----      ---------             -----      ---------              -----

      446.0     18      2.99         464.9      20        2.96          504.5    16        3.10          525.1     19        3.02

      165.0     18      1.10         172.0      19        1.10          186.9    15        1.15          193.1     19        1.11
  ---------            -----     ---------               -----      ---------             -----      ---------              -----

  $   281.0     18%     1.89%    $   292.9      20%       1.86%     $   317.6    17%       1.95%     $   332.0     19%       1.91%
  =========            =====     =========               =====      =========             =====      =========              =====

  $    0.40                      $    0.42                          $    0.46                        $    0.47


    697,529                        697,180                            696,453                          708,240


       8.83%                          8.92%                              8.90%                            9.06%

      43.09                          43.42                              43.87                            44.32

      37.00                          37.00                              37.04                            36.79

       1.91                           1.94                               1.97                             1.83

       1.82                           1.77                               1.84                             1.71

      17.61                          17.82                              18.68                            17.64

      20.17                          20.16                              20.94                            19.85

  $  59,614                      $  62,890                          $  65,109                        $  69,688

     61,801                         66,245                             69,149                           77,613

      6,382                          6,577                              6,803                            7,525

      5,670                          5,894                              6,154                            6,796

                         EIGHT QUARTER FINANCIAL TRENDS
                 SELECTED BALANCE SHEET INFORMATION (UNAUDITED)
             (Dollar Amounts in Millions, Except Per Share Amounts)


                                                                                  1997
                                                    -----------------------------------------------------------------
                                                    1ST QUARTER       2ND QUARTER       3RD QUARTER       4TH QUARTER
                                                    -----------       -----------       -----------       -----------

ASSETS

Cash and Cash Equivalents                           $     344.4       $     148.3       $     427.4       $     433.2

Investments in Securities                               1,208.7           1,218.4           1,195.4           1,242.4

Net Finance Receivables                                47,701.1          51,617.2          52,677.8          55,215.6

Allowance for Losses                                   (1,675.9)         (1,849.5)         (1,891.4)         (1,949.9)

Insurance Policy Claims and Reserves                     (724.8)           (748.2)           (776.6)           (783.6)

Push-down Goodwill (1)                                    743.1             798.7             739.2             691.5

Other Goodwill                                            403.5             400.1             419.7             412.5

Other Assets                                            1,210.7           1,456.2           1,563.1           1,971.0
                                                    -----------       -----------       -----------       -----------

   Total Assets                                     $  49,210.8       $  53,041.2       $  54,354.6       $  57,232.7
                                                    ===========       ===========       ===========       ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Notes Payable

   Commercial Paper                                 $  17,897.7       $  19,293.8       $  19,546.8       $  19,483.5

   Bank Loans                                             342.8             448.0             472.3           1,487.1

Accounts Payable and Accruals                           1,735.4           1,640.8           1,753.7           1,765.5

Long-Term Debt (2)

   Senior Notes                                        23,250.7          25,412.2          26,139.8          27,802.6

   Subordinated and Capital Notes                         425.5             425.4             425.4             425.4

Stockholders' Equity                                    5,558.7           5,821.0           6,016.6           6,268.6
                                                    -----------       -----------       -----------       -----------

   TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY                           $  49,210.8       $  53,041.2       $  54,354.6       $  57,232.7
                                                    ===========       ===========       ===========       ===========

Managed Receivables                                 $  50,299.3       $  54,083.9       $  55,862.7       $  58,406.5

Managed Assets                                         51,809.0          55,507.9          57,427.5          60,154.8

ALLOWANCE FOR LOSSES

Beginning Balance                                   $   1,563.1       $   1,675.9       $   1,849.5       $   1,891.4

Provision for Losses                                      344.5             372.6             328.5             332.5

Losses Sustained                                         (328.2)           (360.7)           (375.8)           (389.3)

Recoveries                                                 53.1              51.7              55.3              64.8

Other                                                      43.4             110.0              33.9              50.5
                                                    -----------       -----------       -----------       -----------

Ending Balance                                      $   1,675.9       $   1,849.5       $   1,891.4       $   1,949.9
                                                    ===========       ===========       ===========       ===========

-% of Net Receivables                                      3.51%             3.58%             3.59%             3.53%

Loss Coverage Ratio (3)                                    1.70x             1.70x             1.62x             1.59x

KEY DATA

Book Value per Share (4)                            $      8.02       $      8.40       $      8.68       $      9.05

Dividends per Share of Common Stock (4)                   0.050             0.050             0.050             0.050

Net Dividends Declared                                     34.7              34.6              34.6              34.7

Payout Ratio                                                 15%               14%               13%               12%

Adjusted Capital Formation Rate (annualized)                 18                18                19                19

End of Period Shares Outstanding (millions) (4)           693.2             692.9             692.9             693.0

Fixed Charge Coverage Ratio                                1.59x             1.57x             1.60x             1.59x

Debt-to-Equity                                             7.54              7.82              7.74              7.84

Debt-to-Adjusted Equity (5)                                8.73              9.10              8.85              8.83

Debt-to-Tangible Equity                                    9.49              9.85              9.58              9.52


(1) Goodwill created by Ford's acquisition of foreign affiliates of the Company in 1989.

(2)  Including current maturities of long-term debt.

(3)  See footnote 6 on page 60 of the Annual Report for additional information.

(4)  See footnote 1 on page 60 of the Annual Report for additional information.

(5)  Excludes push-down goodwill.

                                                                                    1998
                                                  --------------------------------------------------------------------------
                                                  1ST QUARTER          2ND QUARTER          3RD QUARTER          4TH QUARTER
                                                  -----------          -----------          -----------          -----------

ASSETS

Cash and Cash Equivalents                         $     681.7          $     364.8          $   1,094.3          $   4,665.6

Investments in Securities                             1,406.9              5,263.2              5,213.4              6,678.7

Net Finance Receivables                              57,631.3             55,695.8             57,550.4             60,939.0

Allowance for Losses                                 (2,014.9)            (1,848.7)            (1,865.0)            (1,978.7)

Insurance Policy Claims and Reserves                   (790.5)              (795.3)              (794.1)            (1,463.9)

Push-down Goodwill (1)                                  686.7                641.6                650.9                740.3

Other Goodwill                                          407.6                578.3                577.3              1,150.1

Other Assets                                          2,559.2              3,510.4              3,678.1              4,444.3
                                                  -----------          -----------          -----------          -----------

   Total Assets                                   $  60,568.0          $  63,410.1          $  66,105.3          $  75,175.4
                                                  ===========          ===========          ===========          ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Notes Payable

   Commercial Paper                               $  22,904.3          $  23,236.0          $  24,362.3          $  24,144.3

   Bank Loans                                           636.6                674.8                224.7              1,565.5

Accounts Payable and Accruals                         2,069.8              2,124.8              2,294.0              3,342.4

Long-Term Debt (2)

   Senior Notes                                      28,028.5             30,269.1             31,831.9             37,171.4

   Subordinated and Capital Notes                       425.4                425.4                425.3                425.3

Stockholders' Equity                                  6,503.4              6,680.0              6,967.1              8,526.5
                                                  -----------          -----------          -----------          -----------

   TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY                         $  60,568.0          $  63,410.1          $  66,105.3          $  75,175.4
                                                  ===========          ===========          ===========          ===========

Managed Receivables                               $  61,048.8          $  64,311.8          $  66,153.4          $  71,364.3

Managed Assets                                       63,564.0             68,132.1             70,649.8             80,878.3

ALLOWANCE FOR LOSSES

Beginning Balance                                 $   1,949.9          $   2,014.9          $   1,848.7          $   1,865.0

Provision for Losses                                    365.0                342.8                253.5                322.2

Losses Sustained                                       (394.6)              (349.2)              (318.4)              (362.4)

Recoveries                                               59.0                 43.2                 75.0                 60.5

Other                                                    35.6               (203.0)                 6.2                 93.4
                                                  -----------          -----------          -----------          -----------

Ending Balance                                    $   2,014.9          $   1,848.7          $   1,865.0          $   1,978.7
                                                  ===========          ===========          ===========          ===========

-% of Net Receivables                                    3.50%                3.32%                3.24%                3.25%

Loss Coverage Ratio (3)                                  1.56x                1.51x                1.70x                1.74x

KEY DATA

Book Value per Share (4)                          $      9.38          $      9.65          $     10.06          $     11.72

Dividends per Share of Common Stock (4)                 0.050                0.050                0.050                0.055

Net Dividends Declared                                   34.7                 34.6                 34.7                 38.0

Payout Ratio                                               12%                  12%                  11%                  11%

Adjusted Capital Formation Rate (annualized)               18                   18                   19                   19

End of Period Shares Outstanding (millions) (4)         693.1                692.6                692.6                727.2

Fixed Charge Coverage Ratio                              1.58x                1.59x                1.62x                1.62x

Debt-to-Equity                                           7.99                 8.17                 8.15                 7.40

Debt-to-Adjusted Equity (5)                              8.95                 9.06                 9.01                 8.12

Debt-to-Tangible Equity                                  9.61                 9.99                 9.90                 9.51


(1) Goodwill created by Ford's acquisition of foreign affiliates of the Company in 1989.

(2)  Including current maturities of long-term debt.

(3)  See footnote 6 on page 60 of the Annual Report for additional information.

(4)  See footnote 1 on page 60 of the Annual Report for additional information.

(5)  Excludes push-down goodwill.

                         EIGHT QUARTER FINANCIAL TRENDS
                              MANAGED RECEIVABLES
                          (Dollar Amounts in Millions)



                                                                  1997
                               -------------------------------------------------------------------------
                                            1ST QUARTER                           2ND QUARTER
                               ----------------------------------   ------------------------------------
                                  AMOUNT       %TOTAL     %GROWTH      AMOUNT         %TOTAL    %GROWTH
                                  ------       ------     -------      ------         ------    -------

END OF PERIOD OUTSTANDINGS

Home Equity                    $  16,965.5      33.7%       6.6%    $  17,547.2        32.5%      13.7%

Personal Loans/
  Retail Sales Finance             7,677.1      15.3       13.6         8,385.4        15.5       36.9

Truck and Truck Trailer            8,687.3      17.3        4.1         8,970.6        16.6       13.0

Credit Card                        6,691.3      13.3       44.3         8,240.4        15.2       92.6

Equipment                          4,679.7       9.3        9.4         4,887.4         9.0       17.8

Manufactured Housing               2,712.3       5.4       25.9         2,960.9         5.5       36.7

Recreational Vehicles              1,414.1       2.8       29.9         1,488.3         2.8       21.0

Auto Fleet Leasing                 1,116.3       2.2        9.4         1,160.2         2.1       15.7

Warehouse and Other                  355.7       0.7       (3.1)          443.5         0.8       98.7
                               -----------     -----                -----------       -----

TOTAL                          $  50,299.3     100.0%      13.8%    $  54,083.9       100.0%      30.1%
                               ===========     =====                ===========       =====


SOURCE OF GROWTH

Internal                       $     490.6      29.3%       4.0%    $   1,936.1        51.2%      15.4%

Acquisitions                       1,185.9      70.7        9.8         1,848.5        48.8       14.7
                               -----------     -----                -----------       -----

TOTAL                          $   1,676.5     100.0%      13.8%    $   3,784.6       100.0%      30.1%
                               ===========     =====                ===========       =====

AVERAGE OUTSTANDINGS

Home Equity                    $  16,776.0      33.2%               $  17,198.0        32.5%

Personal Loans/

  Retail Sales Finance             7,538.7      15.0                    7,943.7        15.0

Truck and Truck Trailer            8,617.8      17.1                    8,821.0        16.6

Credit Card                        7,383.1      14.6                    8,383.5        15.8

Equipment                          4,592.7       9.1                    4,770.8         9.0

Manufactured Housing               2,720.1       5.4                    2,833.6         5.4

Recreational Vehicles              1,410.7       2.8                    1,456.7         2.7

Auto Fleet Leasing                 1,102.5       2.2                    1,139.6         2.2

Warehouse and Other                  341.9       0.6                      401.9         0.8
                               -----------     -----                -----------       -----

TOTAL                          $  50,483.5     100.0%               $  52,948.8       100.0%
                               ===========     =====                ===========       =====

                                                                1997
                               ----------------------------------------------------------------------
                                            3RD QUARTER                       4TH QUARTER
                               ---------------------------------   ----------------------------------
                                  AMOUNT       %TOTAL   %GROWTH       AMOUNT      %TOTAL     %GROWTH
                                  ------       ------   -------       ------      ------     -------

END OF PERIOD OUTSTANDINGS

Home Equity                    $  18,255.4      32.7%     16.1%    $  18,796.0      32.2%      11.8%

Personal Loans/
  Retail Sales Finance             8,581.2      15.3       9.3         8,731.6      14.9        7.0

Truck and Truck Trailer            9,200.5      16.5      10.3         9,688.9      16.6       21.2

Credit Card                        8,206.7      14.7      (1.6)        8,323.7      14.3        5.7

Equipment                          5,027.9       9.0      11.5         5,300.5       9.1       21.7

Manufactured Housing               3,174.2       5.7      28.8         3,526.9       6.0       44.5

Recreational Vehicles              1,592.7       2.8      28.1         1,665.4       2.8       18.3

Auto Fleet Leasing                 1,158.4       2.1      (0.6)        1,551.1       2.7      135.6

Warehouse and Other                  665.7       1.2       N/M           822.4       1.4       94.2
                               -----------     -----               -----------     -----

TOTAL                          $  55,862.7     100.0%     13.2%    $  58,406.5     100.0%      18.2%
                               ===========     =====               ===========     =====


SOURCE OF GROWTH

Internal                       $   1,685.4      94.7%     12.5%    $   2,055.5      80.8%      14.7%

Acquisitions                          93.4       5.3       0.7           488.3      19.2        3.5
                               -----------     -----               -----------     -----

TOTAL                          $   1,778.8     100.0%     13.2%    $   2,543.8     100.0%      18.2%
                               ===========     =====               ===========     =====

AVERAGE OUTSTANDINGS

Home Equity                    $  17,890.6       32.5%             $  18,541.6      32.6%

Personal Loans/

  Retail Sales Finance             8,448.4       15.3                  8,673.8      15.2

Truck and Truck Trailer            9,120.2       16.6                  9,423.1      16.5

Credit Card                        8,224.7       14.9                  8,235.5      14.5

Equipment                          4,972.2        9.0                  5,129.7       9.0

Manufactured Housing               3,158.7        5.7                  3,347.8       5.9

Recreational Vehicles              1,615.4        2.9                  1,585.1       2.8

Auto Fleet Leasing                 1,165.4        2.1                  1,264.6       2.2

Warehouse and Other                  533.3        1.0                    726.5       1.3
                               -----------      -----              -----------     -----

TOTAL                          $  55,128.9      100.0%             $  56,927.7     100.0%
                               ===========      =====              ===========     =====


Note: % Growth represents the annualized percentage change on a sequential quarter basis.

                                                                    1998
-----------------------------------------------------------------------------------------------------------------------------------
           1ST QUARTER                      2ND QUARTER                        3RD QUARTER                     4TH QUARTER
------------------------------  -------------------------------    -------------------------------   ------------------------------
   AMOUNT     %TOTAL   %GROWTH     AMOUNT      %TOTAL   %GROWTH       AMOUNT      %TOTAL   %GROWTH      AMOUNT     %TOTAL  %GROWTH
   ------     ------   -------     ------      ------   -------       ------      ------   -------      ------     ------  -------

$  19,976.3    32.7%    25.1%   $  21,050.8     32.7%     21.5%    $  21,924.5     33.2%     16.6%   $  22,622.3    31.7%    12.7%


    9,224.5    15.1     22.6       10,365.2     16.1      49.5        10,499.4     15.9       5.2       11,459.2    16.1     36.6

   10,043.5    16.5     14.6       10,312.3     16.0      10.7        10,470.5     15.8       6.1       10,783.6    15.1     12.0

    7,890.3    12.9    (20.8)       7,887.8     12.3      (0.1)        7,969.7     12.0       4.2       10,296.8    14.4    116.8

    5,632.7     9.2     25.1        5,790.9      9.0      11.2         5,813.8      8.8       1.6        6,114.0     8.6     20.7

    3,972.4     6.5     50.5        4,423.9      6.9      45.5         4,822.0      7.3      36.0        5,193.5     7.3     30.8

    1,790.0     2.9     29.9        1,881.8      2.9      20.5         1,988.6      3.0      22.7        2,036.9     2.8      9.7

    1,577.0     2.6      6.7        1,602.8      2.5       6.5         1,584.0      2.4      (4.7)       1,589.7     2.2      1.4

      942.1     1.6     58.2          996.3      1.6      23.0         1,080.9      1.6      34.0        1,268.3     1.8     69.3
-----------   -----             -----------    -----               -----------    -----              -----------   -----

$  61,048.8   100.0%    18.1%   $  64,311.8    100.0%     21.4%    $  66,153.4    100.0%     11.5%   $  71,364.3   100.0%    31.5%
===========   =====             ===========    =====               ===========    =====              ===========   =====


$   1,527.7    57.8%    10.5%   $   1,652.5     50.6%     10.8%    $   1,788.2     97.1%     11.1%   $   2,861.3    54.9%    17.3%

    1,114.6    42.2      7.6        1,610.5     49.4      10.6            53.4      2.9       0.4        2,349.6    45.1     14.2
-----------   -----     ----    -----------    -----      ----     -----------    -----      ----    -----------   -----     ----

$   2,642.3   100.0%    18.1%   $   3,263.0    100.0%     21.4%    $   1,841.6    100.0%     11.5%   $   5,210.9   100.0%    31.5%
===========   =====     ====    ===========    =====      ====     ===========    =====      ====    ===========   =====     ====


$  19,412.3    32.6%            $  20,480.9     32.6%              $  21,442.0     32.9%             $  22,397.3    32.1%


    8,883.9    14.9                10,067.5     16.0                  10,373.3     15.9                 11,172.0    16.0

    9,843.2    16.5                10,160.3     16.2                  10,386.1     15.9                 10,617.8    15.2

    8,083.4    13.6                 7,882.9     12.5                   7,931.2     12.2                  9,832.7    14.1

    5,504.9     9.2                 5,701.8      9.1                   5,787.9      8.9                  5,895.8     8.5

    3,736.2     6.3                 4,197.9      6.7                   4,632.2      7.1                  5,016.4     7.2

    1,729.7     2.9                 1,841.7      2.9                   1,933.5      3.0                  2,020.5     2.9

    1,560.6     2.6                 1,593.4      2.5                   1,597.0      2.5                  1,588.8     2.3

      859.8     1.4                   963.6      1.5                   1,025.7      1.6                  1,146.3     1.7
-----------   -----             -----------    -----               -----------    -----              -----------   -----

$  59,614.0   100.0%            $  62,890.0    100.0%              $  65,108.9    100.0%             $  69,687.6   100.0%
===========   =====             ===========    =====               ===========    =====              ===========   =====

                         EIGHT QUARTER FINANCIAL TRENDS
                         CREDIT QUALITY - MANAGED BASIS
                          (Dollar Amounts in Millions)


                                                                               1997
                                        -----------------------------------------------------------------------------------
                                             1ST QUARTER          2ND QUARTER          3RD QUARTER          4TH QUARTER
                                        -------------------- -------------------- -------------------- --------------------
                                          AMOUNT        %      AMOUNT        %      AMOUNT        %      AMOUNT        %
                                          ------      ----     ------      ----     ------      ----     ------      ----

60+DAYS CONTRACTUAL DELINQUENCY

(% of Managed Gross Receivables) (1)

Home Equity                             $    380.5     2.15% $    388.2     2.12% $    434.8     2.28% $    434.7     2.22%

Personal Loans/Retail Sales Finance          294.2     3.32       320.4     3.34       333.4     3.40       342.6     3.44

Truck and Truck Trailer                      152.8     1.58       152.6     1.53       153.6     1.50       131.9     1.22

Credit Card                                  255.7     3.83       311.5     3.81       321.0     3.99       324.2     3.92

Equipment                                     48.7     0.92        52.2     0.94        74.1     1.30        54.7     0.91

Manufactured Housing                          33.5     0.94        37.9     1.01        47.4     1.21        54.5     1.29

Recreational Vehicles                          1.2     0.08         1.1     0.07         1.0     0.06         1.3     0.08

Auto Fleet Leasing                             6.1     0.50         8.1     0.64         8.9     0.70        10.2     0.61

TOTAL                                   $  1,173.3     2.14% $  1,272.9     2.17% $  1,377.3     2.28% $  1,355.1     2.15%

NET LOSSES

(% of Average Managed Receivables)

Home Equity                             $     45.4     1.08% $     45.2     1.05% $     45.6     1.02% $     46.5     1.00%

Personal Loans/Retail Sales Finance           86.8     4.60       105.1     5.29       115.5     5.47       120.7     5.57

Truck and Truck Trailer                        6.8     0.31         6.6     0.30         7.5     0.33         7.6     0.32

Credit Card                                  131.7     7.13       152.4     7.27       144.8     7.04       143.2     6.96

Equipment                                      2.6     0.23         4.3     0.36         4.5     0.36         2.8     0.22

Manufactured Housing                           4.4     0.65         5.0     0.71         7.9     1.00         9.0     1.07

Recreational Vehicles                          0.7     0.19         0.8     0.22         1.4     0.34         1.7     0.43

Auto Fleet Leasing                             0.2     0.07         0.5     0.18         0.6     0.22         0.6     0.18

TOTAL                                   $    278.1     2.20% $    313.4     2.37% $    327.0     2.37% $    331.5     2.33%


(1)  Includes unearned finance income.

(2) Previously reported as 7.07% in the 1998 first quarter and year-end earnings releases.

                                                                                        1998
                                        -------------------------------------------------------------------------------------------
                                            1ST QUARTER              2ND QUARTER            3RD QUARTER            4TH QUARTER
                                        -------------------     --------------------   ---------------------   --------------------
                                          AMOUNT       %           AMOUNT       %        AMOUNT         %        AMOUNT        %
                                          ------     -----         ------     -----      ------       -----      ------      -----

60+DAYS CONTRACTUAL DELINQUENCY

(% of Managed Gross Receivables) (1)

Home Equity                            $    463.4     2.23%     $    523.9     2.40%   $    595.3     2.63%   $    639.3     2.74%

Personal Loans/Retail Sales Finance         368.1     3.53           417.1     3.62         453.1     3.90         469.3     3.74

Truck and Truck Trailer                     149.7     1.34           165.5     1.44         156.7     1.34         146.3     1.22

Credit Card                                 309.8     3.96           321.3     4.09         341.0     4.29         485.1     4.73

Equipment                                    71.0     1.12            63.4     0.97          59.7     0.91          57.7     0.84

Manufactured Housing                         57.9     1.26            68.0     1.36          71.8     1.34         131.3     2.31

Recreational Vehicles                         0.8     0.05             1.1     0.07           1.2     0.06           1.3     0.07

Auto Fleet Leasing                            7.4     0.43            13.3     0.74           9.5     0.53          19.6     1.09

TOTAL                                  $  1,428.4     2.18%     $  1,574.2     2.29%   $  1,689.6     2.39%   $  1,951.9     2.57%

NET LOSSES

(% of Average Managed Receivables)

Home Equity                            $     49.8     1.03%     $     54.9     1.07%   $     59.7     1.11%   $     66.4     1.19%

Personal Loans/Retail Sales Finance         126.9     5.71           142.3     5.65         140.9     5.43         169.1     6.05

Truck and Truck Trailer                      12.8     0.52            11.5     0.45           9.6     0.37          15.8     0.59

Credit Card                                 144.6     7.15(2)        150.3     7.63         151.1     7.62         184.8     7.52

Equipment                                     1.5     0.11             3.5     0.25           4.8     0.33           1.7     0.12

Manufactured Housing                          8.7     0.94             8.9     0.84          16.1     1.39          19.6     1.56

Recreational Vehicles                         1.2     0.27             1.3     0.28           0.9     0.19           1.0     0.21

Auto Fleet Leasing                            0.3     0.08             0.3     0.08           0.2     0.05           0.2     0.05

TOTAL                                  $    343.6     2.31%     $    373.1     2.37%   $    387.8     2.38%   $    461.5     2.65%



(1)  Includes unearned finance income.

(2) Previously reported as 7.07% in the 1998 first quarter and year-end earnings releases.

                       SUMMARY OF INFORMATION BY COUNTRY
                          (Dollar Amounts in Millions)


                                                       AT DECEMBER 31 1998
                                             -----------------------------------
                                              AMOUNT/NO.     % TOTAL     GROWTH
                                             -----------     -------    --------

MANAGED RECEIVABLES

United States                                $ 61,977.0        87%          16%

Japan                                           5,594.2         8          109

Canada                                          2,081.9         3           70

United Kingdom                                  1,294.5         2           40

Puerto Rico                                       317.7                     29

Mexico                                             89.3                     47

Costa Rica                                          2.7                    N/M

Taiwan                                              7.0                    N/M
                                             ----------     -----
        Total                                $ 71,364.3       100%          22%
                                             ==========     =====

BRANCHES

United States                                     1,478        58%         (90)

Japan                                               673        27          244

Canada                                              203         8           84

United Kingdom                                       66         3            3

Puerto Rico                                          43         2            3

Mexico                                               54         2           13

Costa Rica                                            4

Taiwan                                                1
                                             ----------     -----        -----

        Total                                     2,522       100%         257
                                             ==========     =====        =====

EMPLOYEES

United States                                    22,530        79%       3,460

Japan                                             3,615        13        1,647

Canada                                            1,117         4          632

United Kingdom                                      622         2          216

Puerto Rico                                         344         1            7

Mexico                                              386         1          107

Costa Rica                                           28                      5

Taiwan                                               20                      6
                                             ----------     -----        -----

        Total                                    28,662       100%       6,080
                                             ==========     =====        =====